Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2020	Jan. 31, 2019	Jan. 31, 2018
Net income	$ 36,997	$ 31,277	$ 26,879
Other comprehensive income (loss):
Foreign currency translation adjustment, net of income tax expense (recovery) of ($132) for the year ended January 31, 2020 (January 31, 2019 – ($44); January 31, 2018 – $255)	(743)	(9,949)	17,527
Total other comprehensive income (loss)	(743)	(9,949)	17,527
COMPREHENSIVE INCOME	$ 36,254	$ 21,328	$ 44,406